Exhibit 99.1

               Pier 1 Imports, Inc. Reports 2008 Fiscal
                   Third Quarter Financial Results

               Achieved Positive EBITDA for the Quarter


    FORT WORTH, Texas--(BUSINESS WIRE)--Dec. 20, 2007--Pier 1 Imports, Inc. (NYSE:PIR) today announced a net loss from continuing operations of $10.0 million or $0.11 per share for the third quarter ended December 1, 2007 versus a net loss of $72.7 million or $0.83 per share for the year ago period. Also, the Company generated a positive EBITDA (earnings before interest, taxes, depreciation and amortization) of $2.9 million including $6.5 million in charges primarily related to the exit of Pier 1 Kids.

    Alex W. Smith, the Company's President and Chief Executive Officer, said, "Our strategy of profitable sales at sustainable margins, combined with a greater emphasis on lower ticket impulse items, is beginning to pay off. We are pleased with our third quarter margin results, which would have been higher had it not been for the clearance of our Pier 1 Kids merchandise. I am obviously very delighted that we achieved a positive EBITDA for the first time in seven quarters."

    Total sales for the third fiscal quarter declined 7.1% to $374.2 million from $402.7 million in the year-ago quarter, primarily as a result of the closure of 98 stores. Comparable store sales, which exclude Pier 1 Kids, clearance stores and e-commerce, declined 1.7% for the quarter. Merchandise margins in the third quarter were 53.0% of sales, up from 49.7% in the year ago quarter. As previously indicated, the clearance activity related to closing down our Pier 1 Kids concept reduced the reported merchandise margin during this fiscal quarter. Management estimates the impact on margins resulting from the clearance of the Pier 1 Kids merchandise was 130 basis points. Gross profit margins for the third quarter were 33.6% of sales, up from 30.9% in the year ago period, and although the store count was significantly reduced from the year ago period, gross profit dollars improved $1.3 million.

    Selling, general and administrative expenses for the third quarter were $59.7 million less than the year ago period, and were 33.1% of sales compared to 45.6% of sales last year. The primary contributors to the decrease in on-going costs were savings of approximately $21.2 million in marketing expense, $10.8 million in payroll, and $5.4 million in other general administrative costs when compared to the same period last year. Additionally, during the third quarter, selling, general and administrative expenses included $6.5 million in special charges compared to $28.8 million reported in the same period last year, a decrease of $22.3 million. The following table shows these charges in each of the periods presented. Excluding the impact of these charges, adjusted selling, general and administrative expenses for the third quarter declined $37.4 million from the year ago period and for the year declined $91.0 million when compared to the first nine months of fiscal 2007.

    Reconciled Selling, General and Administrative Expenses



                      3rd    3rd
                      Qtr    Qtr    3rd Qtr    YTD    YTD      YTD
($millions)           FY08   FY07   (Savings)  FY08   FY07   (Savings)
                     ------ ------ ---------- ------ ------ ----------
SG&A Expense, less:  $123.7 $183.4    ($59.7) $373.3 $484.2   ($110.9)
Lease Termination
 Charges                6.1    0.9       5.2    11.0    2.9       8.1
Impairment Charges        -   24.8     (24.8)    4.2   29.8     (25.6)
Litigation
 Settlements              -      -         -       -    4.6      (4.6)
Credit Card Contract
 Termination              -    2.4      (2.4)      -    2.4      (2.4)
Severance /
 Outplacement           0.4    0.7      (0.3)    5.7    1.1       4.6
                     ------ ------ ---------- ------ ------ ----------
Adjusted SG&A
 Expense             $117.2 $154.6    ($37.4) $352.4 $443.4    ($91.0)
                     ====== ====== ========== ====== ====== ==========


    As previously reported, management expects to realize additional savings throughout the balance of this year, and now estimates the savings to be at least $110 million for this fiscal year. On an annualized basis, the on-going savings are now estimated to be $160 million.

    Return to Profitability and Beyond

    Alex W. Smith, the Company's President and Chief Executive Officer, said, "During the third quarter, we have begun to see improvements in conversion rates, units per transaction, and total transaction value. This is only the beginning; we still have a lot of work to do. However, the fact that we achieved these results with less than perfect execution gives me great optimism about our ability to return to profitability and beyond. I look forward to discussing this in more detail later this morning on our scheduled conference call."

    Conference Call Information

    The Company will host a conference call to discuss the 2008 third quarter results at 10:00 a.m. Central Time today. A web cast is available on the Company's website at www.pier1.com linking through to the "Investor Relations" page and the "Events" page, or you can dial into the conference at 1-800-498-7872 or if international dial 1-706-643-0435 and the conference ID number is 28244511. The teleconference will be held in a "listen-only" mode for all participants other than the Company's current sell-side analysts and buy-side investors.

    The replay will be available at about 12:00 p.m. (Central) for 24 hours and replay access can be dialed at 1-800-642-1687 or if international dial 1-706-645-9291 and reference the conference ID number 28244511.

    Financial Disclosure Advisory

    This release references non-GAAP selling, general and administrative expense information that excludes 1) lease termination charges, 2) impairment charges, 3) charges for litigation settlements,
4) credit card contract termination charges, and 5) severance and outplacement costs, as reconciled above. This release also includes references to EBITDA, which is a non-GAAP measure that represents earnings before interest, taxes, depreciation and amortization expense, and is reconciled to net income below.



($millions)                                              3rd Qtr FY08
                                                         -------------
Net Income (Loss), plus                                        ($10.0)
Tax Expense                                                        .4
Net Interest Expense                                              2.1
Depreciation and Amortization Expense                            10.4
                                                         -------------
EBITDA                                                           $2.9
                                                         =============


    The Company believes that the non-GAAP financial measures included in this press release allow management and investors to understand and compare the Company's operating results in a more consistent manner for the third quarter and first nine months of fiscal 2008. These non-GAAP measures should be considered supplemental and not a substitute for the Company's financial results that were recorded in accordance with generally accepted accounting principles for the periods presented.

    Management's expectations and assumptions regarding future results are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements included in this press release. Any forward-looking projections or statements should be considered in conjunction with the cautionary statements and risks contained in the Company's annual report filed on Form 10-K. Refer to the Company's most recent SEC filings for any updates concerning these and other risks and uncertainties that may affect the Company's operations and performance. The Company assumes no obligation to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied will not be realized.

    Pier 1 Imports, Inc. is the original global importer and is North America's largest specialty retailer of imported decorative home furnishings and gifts. Information about the Company is available on www.pier1.com.




                         Pier 1 Imports, Inc.
----------------------------------------------------------------------

                CONSOLIDATED STATEMENTS OF OPERATIONS
               (in thousands except per share amounts)
                             (unaudited)

                           Three Months Ended     Nine Months Ended
                            Dec. 1,  Nov. 25,    Dec. 1,    Nov. 25,
                             2007      2006       2007        2006
                           --------- --------- ----------- -----------

Net sales                  $374,181  $402,714  $1,075,122  $1,149,504

Operating costs and
 expenses:
  Cost of sales (including
   buying and store
   occupancy costs)         248,286   278,131     774,525     792,172
  Selling, general and
   administrative expenses  123,698   183,442     373,279     484,170
  Depreciation and
   amortization              10,347    12,110      31,349      39,338
                           --------- --------- ----------- -----------
                            382,331   473,683   1,179,153   1,315,680
                           --------- --------- ----------- -----------

       Operating loss        (8,150)  (70,969)   (104,031)   (166,176)

Nonoperating (income) and
 expenses:
  Interest and investment
   income                    (1,624)     (947)     (6,994)     (6,655)
  Interest expense            3,759     4,218      11,716      11,113
  Other income                 (674)   (1,477)     (1,327)     (1,477)
                           --------- --------- ----------- -----------
                              1,461     1,794       3,395       2,981
                           --------- --------- ----------- -----------

Loss from continuing
 operations before income
 taxes                       (9,611)  (72,763)   (107,426)   (169,157)
Income tax expense
 (benefit)                      351       (45)      2,323        (615)
                           --------- --------- ----------- -----------
       Loss from
        continuing
        operations           (9,962)  (72,718)   (109,749)   (168,542)

Discontinued operations:
   Loss from discontinued
    operations before
    income taxes                  -         -           -        (638)
   Income tax benefit             -         -           -        (231)
                           --------- --------- ----------- -----------
       Loss from
        discontinued
        operations                -         -           -        (407)

Net loss                    ($9,962) ($72,718)  ($109,749)  ($168,949)
                           ========= ========= =========== ===========

Loss per share from
 continuing operations:
      Basic and diluted      ($0.11)   ($0.83)     ($1.25)     ($1.93)
                           ========= ========= =========== ===========

Loss per share from
 discontinued operations:
      Basic and diluted           -         -           -      ($0.01)
                           ========= ========= =========== ===========

Loss per share:
      Basic and diluted      ($0.11)   ($0.83)     ($1.25)     ($1.94)
                           ========= ========= =========== ===========

Average shares outstanding
 during period:
      Basic and diluted      88,178    87,503      87,991      87,302
                           ========= ========= =========== ===========





                         Pier 1 Imports, Inc.
----------------------------------------------------------------------

                     CONSOLIDATED BALANCE SHEETS
               (in thousands except per share amounts)
                             (unaudited)

                                     December    March 3,   November
                                         1,                    25,
                                        2007       2007       2006
                                     ---------- ---------- -----------
ASSETS

Current assets:
   Cash and cash equivalents,
    including temporary investments
    of $74,107, $160,721 and
    $159,843, respectively           $  82,652  $ 167,178  $  172,252
   Other accounts receivable, net       28,224     21,437      30,018
   Inventories                         432,782    360,063     392,407
   Income tax receivable                14,150     34,966      43,447
   Prepaid expenses and other
    current assets                      47,093     50,324      77,913
                                     ---------- ---------- -----------
        Total current assets           604,901    633,968     716,037

Properties, net                        204,035    239,548     251,326
Other noncurrent assets                 44,640     42,954      50,518
                                     ---------- ---------- -----------
                                     $ 853,576  $ 916,470  $1,017,881
                                     ========== ========== ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable                  $ 138,871  $  95,609  $  121,622
   Gift cards and other deferred
    revenue                             63,051     66,130      64,685
   Accrued income taxes payable          3,200      3,305       2,361
   Other accrued liabilities           112,295    119,541     139,456
                                     ---------- ---------- -----------
        Total current liabilities      317,417    284,585     328,124

Long-term debt                         184,000    184,000     184,000
Other noncurrent liabilities            98,491     86,768      96,222

Shareholders' equity:
   Common stock, $1.00 par,
    500,000,000 shares authorized,
    100,779,000 issued                 100,779    100,779     100,779
   Paid-in capital                     126,245    130,416     126,890
   Retained earnings                   222,356    337,178     395,797
   Cumulative other comprehensive
    income (loss)                        2,343      2,408      (2,726)
   Less -- 12,281,000, 12,981,000
    and 13,076,000 common shares in
    treasury, at cost, respectively   (198,055)  (209,664)   (211,205)
                                       253,668    361,117     409,535
                                     ---------- ---------- -----------
                                     $ 853,576  $ 916,470  $1,017,881
                                     ========== ========== ===========





                         Pier 1 Imports, Inc.
----------------------------------------------------------------------

                CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands)
                             (unaudited)

                                                   Nine Months Ended
                                                 December   November
                                                     1,         25,
                                                    2007       2006
                                                 ---------- ----------

Cash flow from operating activities:
  Net loss                                       $(109,749) $(168,949)
  Adjustments to reconcile to net cash used in
   operating activities:
     Depreciation and amortization                  41,248     48,087
     (Gain) loss on disposal of fixed assets        (1,130)       231
     Loss on impairment of fixed assets              4,164     29,839
     Stock-based compensation expense                4,416      4,233
     Deferred compensation                           2,692      7,716
     Lease termination expense                      10,991      2,859
     Deferred income taxes                               -     23,869
     Other                                             344     (3,486)
  Changes in cash from:
    Sale of receivables in exchange for
     beneficial interest in securitized
     receivables                                         -    (15,914)
    Purchase of proprietary credit card
     receivables and other                               -    (97,740)
    Proceeds from the sale of proprietary credit
     card operations                                     -    142,788
    Inventories                                    (72,719)   (22,587)
    Other accounts receivable, prepaid expenses
     and other current assets                      (16,919)   (28,077)
    Income taxes receivable                         25,467    (25,555)
    Accounts payable and accrued expenses           26,125     21,940
    Accrued income taxes payable                       582     (2,539)
    Defined benefit plan payments                   (6,282)      (217)
    Other noncurrent assets                            406        643
    Other noncurrent liabilities                    (2,195)    (1,582)
                                                 ---------- ----------
          Net cash used in operating activities    (92,559)   (84,441)
                                                 ---------- ----------

Cash flow from investing activities:
  Capital expenditures                              (5,557)   (25,234)
  Proceeds from disposition of properties            4,282        104
  Proceeds from sale of discontinued operations          -     11,601
  Proceeds from sale of Pier 1 National Bank             -     10,754
  Proceeds from sale of restricted investments       6,373        217
  Purchase of restricted investments                  (589)    (2,000)
  Collection of notes receivable                     1,500          -
  Collections of principal on beneficial interest
   in securitized receivables                            -     21,907
                                                 ---------- ----------
          Net cash provided by investing
           activities                                6,009     17,349
                                                 ---------- ----------

Cash flow from financing activities:
  Cash dividends                                         -    (17,475)
  Proceeds from stock options exercised, stock
   purchase plan and other, net                      3,022      3,887
  Notes payable borrowings                               -     69,000
  Repayments of notes payable                            -    (69,000)
  Debt issuance costs                                 (998)      (283)
                                                 ---------- ----------
          Net cash provided by (used in)
           financing activities                      2,024    (13,871)
                                                 ---------- ----------

Change in cash and cash equivalents                (84,526)   (80,963)
Cash and cash equivalents at beginning of period
 (including cash at discontinued operation of $0
 and $7,100, respectively)                         167,178    253,215
Cash and cash equivalents at end of period       $  82,652  $ 172,252
                                                 ========== ==========



    CONTACT: Pier 1 Imports, Inc.
             Cary Turner, 817-252-8400